UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2009

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360-2362 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.	Other Events.
On February 25, 2009, Teledyne Technologies Incorporated issued a press release announcing the approval by its Board of Directors on February 24, 2009, of a stock repurchase program. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press release dated February 25, 2009, announcing stock repurchase program.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated February 25, 2009

EXHIBIT INDEX
Description
99.1      Press release dated February 25, 2009, announcing stock repurchase program.